UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): March 10, 2009

MINDSPEED TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	000-50499 (Commission File Number)	01-0616769 (I.R.S. Employer Identification No.)
4000 MacArthur Boulevard, East Tower
Newport Beach, California 92660-3095
(Address of Principal Executive Offices) (Zip Code)
(949) 579-3000
(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-10.1

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On March 10, 2009, at the 2009 annual meeting of stockholders (the “Annual Meeting”) of Mindspeed Technologies, Inc. (the “Company”), the Company’s stockholders approved an amended and restated Mindspeed Technologies, Inc. 2003 Long-Term Incentives Plan (the “2003 LTIP”), which, among other things, increases the number of shares of the Company’s common stock reserved for issuance under the 2003 LTIP from 3,860,000 shares to 6,675,000 shares and expands the performance conditions for performance-based compensation.
A copy of the 2003 LTIP is filed as Exhibit 10.1 to this report and is incorporated herein by reference. The foregoing description of the amendments to the 2003 LTIP is only a summary and is qualified in its entirety by the full text of the 2003 LTIP.
Item 8.01 Other Events
At the Annual Meeting, the Company’s stockholders met to consider the following proposals:
1.	The election of Dwight W. Decker and Raouf Y. Halim as directors of the Company, each for a term of three years;

2.	Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2009;

3.	Approval of the 2003 LTIP (as discussed above);

4.	Approval of an amended and restated Mindspeed Technologies, Inc. Directors Stock Plan (the “Directors Plan”) which, among other things, would increase the number of shares of the Company’s common stock reserved for issuance under the Directors Plan from 288,000 shares to 468,000 shares; and

5.	Approval of a proposal granting the Company’s Board of Directors the authority to implement a stock option exchange program pursuant to which eligible employees (excluding named executive officers and directors) will be offered the opportunity to exchange their eligible stock options to purchase shares of common stock outstanding under the Company’s existing equity incentive plans for new stock options at an expected lower exercise price.
Of the five proposals considered at the Annual Meeting, four were approved by the Company’s stockholders. Proposal 4, the approval of an amended and restated Directors Plan, did not receive the number of votes necessary for approval.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description

10.1	Mindspeed Technologies, Inc. 2003 Long-Term Incentives Plan, as amended and restated.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINDSPEED TECHNOLOGIES, INC.
Date: March 13, 2009	By:	/s/ Brandi R. Steege
Brandi R. Steege
Vice President, Legal, and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Mindspeed Technologies, Inc. 2003 Long-Term Incentives Plan, as amended and restated.